United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023

GARDINER HEALTHCARE ACQUISITIONS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41185	86-2899992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3107 Warrington Road Shaker Heights, Ohio	44120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 633-6708

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one redeemable warrant	GDNRU	The Nasdaq Stock Market LLC
Shares of common stock, par value $0.0001 per share	GDNR	The Nasdaq Stock Market LLC
Redeemable warrants	GDNRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Termination of Sponsor Support Agreements

As reported in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on July 6, 2023 (the “Prior Form 8-K”), on June 29, 2023, Gardiner Healthcare Acquisitions Corp. (the “Company”), Gardiner Healthcare Holdings, LLC (“Gardiner Sponsor”, together with the Company, the “Borrowers”, and each, a “Borrower”) and the Lenders (as defined below), among others, entered into a Cancellation and Release Agreement, filed as Exhibit 10.1 to the Prior Form 8-K, and herein incorporated by reference, pursuant to which each Borrower and Lender agreed to cancel and terminate each of the respective promissory notes (each a “Promissory Note”, and collectively, the “Promissory Notes”) from a Borrower to a Lender, as identified in Exhibit A to such Cancellation and Release Agreement.

In connection with the cancellation of the Promissory Notes, on July 17, 2023, each of Gardiner Sponsor, Chardan Gardiner LLC, a Delaware limited liability company (“Chardan Sponsor”), CCMAUS Pty Ltd., an Australian company (“CCMAUS” and together with Gardiner Sponsor and Chardan Sponsor, each, a “Sponsor” and together, the “Sponsors”) and the Lenders entered into a Termination of Sponsor Support Agreements (“Termination Agreement”), effective as of June 29, 2023, pursuant to which the Sponsors and the Lenders agreed to terminate the various Sponsor Support Agreements (collectively, the “Sponsor Support Agreements”), including without limitation, (i) the Sponsor Support Agreement by and among Gardiner Sponsor and various lenders, dated as of May 1, 2023, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K with the SEC on May 5, 2023, and herein incorporated by reference; (ii) the Sponsor Support Agreement by and among the Sponsors and various lenders, dated March 31, 2023, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K with the SEC on April 6, 2023, and herein incorporated by reference; and (iii) the Sponsor Support Agreement by and among the Sponsors and various lenders, dated February 6, 2023, filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K with the SEC on March 29, 2023, and herein incorporated by reference, but, excluding, for purposes of clarification, the letter agreement, dated December 21, 2021, by and among Gardiner Healthcare Acquisitions Corp., Gardiner Sponsor, Chardan Sponsor, and CCMAUS.

The Lenders who were party to the Termination Agreement, as well as one or more of the Sponsor Support Agreements, were as follows: (i) Seisun Capital PTY LTD (“Seisun Capital”); (ii) Guy Spriggs Trust 12/16 (“Spriggs”); (iii) Kent Rinker (“Rinker”); (iv) Greg Sukenik (“Sukenik”); (v) Virginia Stack (“Stack”); (vi) Moss Ridge Pty Ltd. (“Moss Ridge”); and (vii) Sera Australia Pty Ltd (“Sera”, together with Seisun Capital, Spriggs, Rinker, Sukenik, Stack and Moss Ridge, the “Lenders”, and each a “Lender”).

A copy of the Termination Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Termination Agreement is qualified in its entirely by reference thereto.

Item 1.02. Termination of a Material Definitive Agreement.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Termination of Sponsor Support Agreements, signed July 17, 2023, effective as of June 29, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDINER HEALTHCARE AcquisitionS Corp.

	By:	/s/ Marc F. Pelletier
Name: Marc F. Pelletier
Title: Chief Executive Officer

Date: July 20, 2023